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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  FORM 8-K/A-1

                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
               ACT OF 1934 Date of Report (Date of earliest event
                           reported): January 11, 1999

                               DAOU SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                0-22073 330284454
           (Commission File Number) (IRS Employer Identification No.)
                412 Creamery Way, Suite 300, Exton, Pennsylvania
                 19341 (Address of principal executive offices,
                               including zip code)

                                 (610) 594-2700
              (Registrant's telephone number, including area code)

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This Form 8-K/A-1 of DAOU Systems, Inc. (the "Registrant") amends the
Registrant's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 11, 1999. This Form 8-K/A-1 concerns a contract between the Registrant and Saint Mary's Health Network of Reno, Nevada ("SMHN"). This contract was terminated effective as of March 31, 2001 as described in the Registrant's Form 10-Q for the quarter ended March 31, 2001 and filed with the SEC on May 15, 2001. The Registrant no longer provides services to SMHN.


ITEM 5. OTHER EVENTS.

On January 11, 1999, the Registrant announced that it had entered into a five-year contract to provide information technology services to SMHN.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

(i) Exhibit 10.1 Information Management Agreement, dated as of January 1, 1999, between Saint Mary's Health Network and Registrant. This exhibit has been redacted and is the subject of a confidential treatment request. Redacted material is marked with a *** and has been filed separately with the Securities and Exchange Commission.

(ii) Exhibit 99.1 Press Release dated January 11, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2002                DAOU SYSTEMS, INC.



                                        By: /s/ Neil R. Cassidy
                                            --------------------------
                                            Neil R. Cassidy,
                                            Chief Financial Officer

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